UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2020

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(Address of principal executive offices)

703-287-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 7, 2020, Iridium Satellite LLC (“Satellite”), the Registrant’s principal operating subsidiary, as the borrower, entered into Amendment No. 1 (the “Amendment”) to its existing Credit Agreement, dated as of November 4, 2019, with Iridium Holdings LLC (“Holdings”), as parent and guarantor; various lenders; and Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent; with Deutsche Bank Securities Inc., Barclays Bank PLC, Credit Suisse Loan Funding LLC, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Bookrunners (the “Credit Agreement”).

Pursuant to the Amendment, Satellite borrowed an additional $200 million on the same terms as the initial term loan of $1.45 billion, bearing interest at a per annum rate of LIBOR plus an interest rate margin of 3.75%, with a 1.0% LIBOR floor and maturing on November 4, 2026. The borrowings pursuant to the Amendment are fungible with the initial borrowings. While the initial borrowings were at a discount of 0.5% to face value, borrowings pursuant to the Amendment were issued with premium to face value of 1.0%.

As previously announced, Satellite intends to use the $200 million proceeds from the Amendment and cash on hand to fund the redemption of all $360,000,000 outstanding aggregate principal amount of its 10.250% Senior Notes due 2023 (the “Notes”) on February 13, 2020 (as may be extended by Satellite in its sole discretion as described in the notice of redemption).

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an-Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Amendment No. 1 to Credit Agreement dated November 4, 2019 among Iridium Holdings LLC, Iridium Communications Inc., Iridium Satellite LLC, Various Lenders, and Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, dated as of February 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

*	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: February 10, 2020	By:	/s/ Thomas J. Fitzpatrick
	Name:	Thomas J. Fitzpatrick
	Title:	Chief Financial Officer